UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2009

GVI SECURITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21295	77-0436410
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2801 Trade Center Drive, Suite 120, Carrollton, Texas	75007
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (972) 245-7353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Merger Agreement

On October 21, 2009, GVI Security Solutions, Inc., a Delaware corporation (“GVI” or the “Company”), GenNx360 GVI Holding, Inc., a Delaware corporation (“Parent”), and GenNx360 GVI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, Merger Sub will commence a tender offer (the “Tender Offer”) to acquire all of GVI’s outstanding shares of common stock, par value $0.001 per share (“Common Stock”), for $0.38 per share payable net to the seller in cash, without interest and subject to any tax withholding (the “Offer Price”). The Merger Agreement also provides that following completion of the Tender Offer, Merger Sub will be merged with and into GVI (the “Merger”) with GVI surviving the Merger as a wholly-owned subsidiary of Parent. At the effective time of the Merger, all remaining outstanding shares of Common Stock not tendered in the Tender Offer (other than shares of Common Stock (i) owned by Parent, Merger Sub, GVI and its subsidiaries and (ii) for which appraisal has been properly demanded under Delaware law) will be acquired for cash at the Offer Price and on the terms and conditions set forth in the Merger Agreement.

This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this Form 8-K are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about GVI in its public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and this summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to GVI.

The Merger Agreement provides that Parent will cause Merger Sub to commence, and Merger Sub will commence, the Tender Offer no later than ten business days after the date of the Merger Agreement. In the Tender Offer, each share of Common Stock accepted by Merger Sub in accordance with the terms of the Tender Offer will be exchanged for the right to receive the Offer Price. Parent will cause Merger Sub to accept for payment, and Merger Sub will accept for payment, all shares of Common Stock validly tendered and not withdrawn, pursuant to the terms of the Tender Offer, as soon as practicable following the Tender Offer’s expiration date (in no event sooner than 20 business days after the Tender Offer has commenced).

Neither the Tender Offer nor the Merger is subject to a financing condition. Simultaneously with the execution of the Merger Agreement, GenNx360 Capital Partners, L.P. (the “Sponsor”), a private equity investment fund which is affiliated with Parent and Merger Sub and managed by GenNx360 Management Company, LLC, a Delaware limited liability company (“GenNx360”), provided a commitment and guarantee letter (the “Commitment Letter”) to Parent, Merger Sub and GVI obligating the Sponsor to (i) provide funds to Parent and Merger Sub sufficient to permit Parent and Merger Sub to pay the consideration in the Tender Offer and the Merger and to pay certain other monetary obligations that may be owed pursuant to the Merger Agreement and (ii) guarantee the payment of certain monetary obligations that may be owed pursuant to the Merger Agreement, including funds related to any damages or liabilities incurred or suffered by GVI in the event of a breach of the Merger Agreement.  A copy of the Commitment Letter is attached hereto as Exhibit 2.2 and is incorporated by reference herein.  The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the document as filed as an exhibit hereto.

In connection with the execution of the Merger Agreement, the Company’s board of directors and compensation committee have approved certain amended and restated employment agreements offered by the Company to Steven E. Walin, the Chief Executive Officer of the Company, and Joseph Restivo, the Chief Financial Officer and Chief Operating Officer of the Company, which would be effective upon the consummation of the Merger.  After the consummation of the Merger, Mr. Walin will continue to serve as the Chief Executive Officer of the Company and Mr. Restivo will continue to serve as the Chief Financial Officer and Chief Operating Officer of the Company.  Copies of each of the amended and restated employment agreements is attached hereto as Exhibits 10.1 (Walin Amended and Restated Employment Agreement) and 10.2 (Restivo Amended and Restated Employment Agreement) and are incorporated by reference herein.  The foregoing description of the amended and restated employment agreements does not purport to be complete and is qualified in its entirety by reference to those documents as filed as exhibits hereto.

Merger Sub’s obligation to accept for payment and pay all shares of Common Stock validly tendered and not withdrawn pursuant to the Tender Offer is subject to the satisfaction or waiver of a number of customary closing conditions including the condition that the number of shares of Common Stock validly tendered and not withdrawn represents at least a majority of the total number of shares of Common Stock outstanding, assuming the exercise of all outstanding options (the “Minimum Tender Condition”). The Company has also granted to Parent an irrevocable option (the “Top-Up Option”), which Parent may exercise at the time of or immediately after the acceptance for payment of, and payment by Merger Sub for, any shares of Common Stock pursuant to the Tender Offer, to purchase from the Company the number of shares of Common Stock equal to the lesser of (i) that number of shares of Common Stock that, when added to the number of shares of Common Stock owned by Merger Sub as of immediately prior to the exercise of the Top-Up Option, constitutes one share more than 90% of the number of shares of Common Stock then outstanding on a fully diluted basis (after giving effect to the issuance of the Top-Up Option shares) or (ii) the aggregate of the number of shares of Common Stock held as treasury shares by the Company and its subsidiaries and the number of shares of Common Stock that the Company is authorized to issue under its certificate of incorporation but that are not issued and outstanding (and are not reserved for issuance pursuant to the exercise of options) as of immediately prior to the exercise of the Top-Up Option. If Parent or Merger Sub acquires more than 90% of the outstanding shares of Common Stock, including through exercise of the Top-Up Option, it will complete the Merger through the “short form” procedures available under Delaware law.

The Merger Agreement contains certain termination rights by GVI and Parent including, with respect to GVI, in the event that GVI receives a superior proposal. In connection with the termination of the Merger Agreement under specified circumstances, including with respect to the acceptance of a superior proposal by GVI, GVI may be required to pay Parent a termination fee equal to $1,000,000. In the event the Merger Agreement is terminated in certain other circumstances, including as a result of the failure of the Minimum Tender Condition to be satisfied at the scheduled expiration of the Tender Offer, the Company’s breach of the Merger Agreement, or the termination of the Tender Offer by Parent without any purchase of shares of Common Stock, the Company shall pay all costs and expenses up to $500,000 incurred by Parent and Merger Sub in connection with the Merger Agreement and the Tender Offer. The Merger Agreement also provides that GVI may specifically enforce Parent’s and Merger Sub’s obligations under the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been provided solely to inform investors of its terms. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement, and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of GVI, Parent, Merger Sub, or any of their respective subsidiaries or affiliates.

Tender and Support Agreement

As a condition to the Merger Agreement, certain stockholders of the Company (the “Signing Stockholders”) entered into a tender and support agreement (the “Support Agreement”) with Parent, Merger Sub and the Company, concurrently with the execution and delivery of the Merger Agreement, whereby each Signing Stockholder has agreed, among other things, (i) to tender or cause to be tendered in the Tender Offer all “Covered Shares” (as defined in the Support Agreement) beneficially owned or subsequently acquired by it, him or her, (ii) not to withdraw the Covered Shares tendered by it, him or her in the Tender Offer prior to the termination of the Tender Offer or the termination of the Support Agreement and (iii) to vote in favor of adoption and approval of the Merger Agreement and the transactions contemplated by the Merger Agreement, and against any proposal opposing to or in competition with the consummation of the Merger or the transactions contemplated by the Merger Agreement.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Support Agreement, the form of which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

A copy of the joint press release issued by GVI and GenNx360, dated October 22, 2009, concerning the foregoing is attached as Exhibit 99.1 hereto.

NOTICES

Important Information about the Tender Offer

The Tender Offer described herein has not yet commenced, and this report is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the Tender Offer is commenced, Merger Sub and Parent will file a tender offer statement on Schedule TO with the SEC, and the Company will file a solicitation/recommendation statement on Schedule 14D-9, with respect to the Tender Offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other tender offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully before making any decision to tender securities in the planned Tender Offer. Those materials will be made available to the Company’s stockholders at no expense to them. In addition, all of those materials (and all other Tender Offer documents filed with the SEC) will be made available at no charge on the SEC’s website: www.sec.gov.

Statement on Cautionary Factors

Except for the historical information presented herein, matters discussed herein may constitute forward-looking statements. Such statements include, but are not limited to, statements about GVI’s beliefs, plans, objectives, goals, expectations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. The words “may,” “could,” should,” “would,” “believe,” anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “goal,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or from any results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that a condition to the closing of the transaction will not be satisfied, other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period, general and regional economic conditions, electronic security systems industry trends, customer demands and preferences, competition from other providers of electronic security systems and uncertainties generally associated with the electronic security systems industry. A description of these factors, as well as others that could affect the Company’s business, is set forth in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated October 21, 2009, by and among GVI Security Solutions, Inc., GenNx360 GVI Holding, Inc. and GenNx360 GVI Acquisition Corp.

Exhibit 2.2	Commitment Letter by GenNx360 Capital Partners, L.P. in favor of GVI Security Solutions, Inc., GenNx360 GVI Holding, Inc. and GenNx360 GVI Acquisition Corp., dated as of October 21, 2009.

Exhibit 10.1	Amended and Restated Employment Agreement, dated October 21, 2009, between Steven E. Walin and GVI Security Solutions, Inc.

Exhibit10.2	Amended and Restated Employment Agreement, dated October 21, 2009, betweenJoseph Restivo and GVI Security Solutions, Inc.

Exhibit10.3	Form of Tender and Support Agreement, by and among GenNx360 GVI Holding, Inc.,GenNx360 GVI Acquisition Corp., GVI Security Solutions, Inc. and certain stockholders.

Exhibit 99.1	Press Release dated October 22, 2009, relating to the transactions described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 22, 2009

GVI SECURITY SOLUTIONS, INC.

By:	/s/ Joseph Restivo
	Name:	Joseph Restivo
	Title:	Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated October 21, 2009, by and among GVI Security Solutions, Inc., GenNx360 GVI Holding, Inc. and GenNx360 GVI Acquisition Corp.

Exhibit 2.2	Commitment Letter by GenNx360 Capital Partners, L.P. in favor of GVI Security Solutions, Inc., GenNx360 GVI Holding, Inc. and GenNx360 GVI Acquisition Corp., dated as of October 21, 2009.

Exhibit 10.1	Amended and Restated Employment Agreement, dated October 21, 2009, between Steven E. Walin and GVI Security Solutions, Inc.

Exhibit 10.2	Amended and Restated Employment Agreement, dated October 21, 2009, between Joseph Restivo and GVI Security Solutions, Inc.

Exhibit 10.3	Form of Tender and Support Agreement, by and among GenNx360 GVI Holding, Inc., GenNx360 GVI Acquisition Corp., GVI Security Solutions, Inc. and certain stockholders.

Exhibit 99.1	Press Release dated October 22, 2009, relating to the transactions described above.